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                                                                    EXHIBIT 23.4

                               AIRCLAIMS LIMITED

                              CONSENT OF APPRAISER


We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Post-Effective Amendment No. 2 to Registration Statement on Form S-4 (file no. 333-56575) to be filed with the Securities and Exchange Commission.

Dated March 23, 1999

                                                  AIRCLAIMS LIMITED

                                                  BY: /s/ L.D. Weal
                                                     ---------------------------
                                                     Name: L.D. Weal
                                                     Title: Chief Analyst